Accounts and Bills Receivable, net - Allowance For Doubtful Accounts (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2021 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Accounts and Bills Receivable, net
Balance at beginning of year	$ 76	¥ 485	¥ 833	¥ 1,847
Bad debt (recovery) expense	(48)	(303)	(348)	(1,014)
Write-offs	0	0	0	0
Balance at end of year	$ 28	¥ 182	¥ 485	¥ 833